UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MAGICJACK VOCALTEC LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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April 4, 2017

Dear Shareholders:

We are pleased to announce that Carnegie Technologies Holdings, LLC and its Founder Paul M. Posner (collectively, “Carnegie”) have decided to withdraw their slate of director nominees to be elected at the 2016 annual general meeting of shareholders (the “2016 Meeting”) to be held at the offices of the Company at 222 Lakeview Avenue, Suite 1600, West Palm Beach, Florida 33401 at 10:00 a.m. Eastern Daylight Time on Wednesday April 19, 2017. Thus, we are providing you with the following supplementing information (this “Supplement”), amending and, to the extent inconsistent, superseding the corresponding information in the Proxy Statement for the 2016 Meeting (the “Proxy Statement”), dated March 15, 2017, as filed with the Securities and Exchange Commission and previously furnished to you by the Board of Directors of the Company (the “Board”).

As described in the Proxy Statement, on January 5, 2017, Carnegie submitted a proposal to nominate a competing slate of seven candidates for election to the Board at the 2016 Meeting, as reflected in the Proxy Statement as Proposal 1.B. After noting the Company’s positive steps toward unlocking shareholder value and its recently announced strategic alternatives process, on March 30, 2017, Carnegie agreed to irrevocably withdraw its competing slate of nominees. Therefore, in place of the two slates of candidates previously put forward on Proposal 1.A and Proposal 1.B of the Proxy Statement, this Supplement and the enclosed Proxy Card now reflect a single slate of director candidates recommended by the Board under Proposal 1.

If you previously submitted a proxy card voting on the Company’s director nominees under Proposal 1.A, you need not take any further action to have your vote counted on the election of the Company’s directors. However, if you previously submitted a proxy card voting on Carnegie’s director nominees under Proposal 1.B, we urge you to fill out and submit the NEW enclosed proxy card today in order to submit a valid vote on the election of the Company’s directors.

The NEW proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement. The enclosed amended proxy card or voting instruction form reflects the elimination or inability to vote on the slate of director nominees previously included in the now-withdrawn Proposal 1.B. Any proxy or voting instruction form may be revoked at any time prior to its exercise at the 2016 Meeting, as described in the Proxy Statement.  Only your latest dated and signed proxy card or voting instruction form will be counted.  If you have already voted on the previous proxy card for the now-withdrawn Proposal 1.B, and/or if you have already voted on Proposals 2, 3, 4, 5, or 6 and you do not submit a new proxy or voting instructions, your previously submitted proxy or voting instructions will be voted at the 2016 Meeting with respect to Proposals 2, 3, 4, 5 or 6, but will not be counted in determining the outcome of Proposal 1.

Your vote at this 2016 Meeting is important. Whether or not you plan to attend the 2016 Meeting in person, we hope you will vote as soon as possible. If you previously submitted a proxy card or a voting instruction form for the 2016 Meeting, such proxy card or voting instruction will continue to be valid, except as it pertains to the now-withdrawn Proposal 1.B, and will be voted at the 2016 Meeting to the extent you were a shareholder of the Company as of the record date, March 10, 2017.  You will find voting instructions in the Proxy Statement, the Notice of Annual Meeting, the Supplement, and on the NEW enclosed proxy card or voting instruction form.

Please read the Proxy Statement that was previously mailed to shareholders and the enclosed Supplement in their entirety, as together they contain all of the information that is important to your decisions in voting at the 2016 Meeting. If you have any questions or need assistance voting your shares, you may call Saratoga Proxy Consulting LLC at (800) 368-0379 or (212) 257-1311.

Sincerely,

By Order of the Board of Directors

/s/ Don C. Bell III
Don C. Bell III,
President & Chief Executive Officer

MAGICJACK VOCALTEC LTD.

12 Haomanut Street, 2nd Floor

Poleg Industrial Zone, Netanya 4250445, Israel

SUPPLEMENT TO THE NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 19, 2017

NOTICE IS HEREBY GIVEN that the 2016 annual general meeting of shareholders (the “2016 Meeting”) of magicJack VocalTec Ltd. (the “Company”) will be held at the offices of the Company at 222 Lakeview Avenue, Suite 1600, West Palm Beach, Florida 33401 at 10:00 a.m. Eastern Daylight Time on April 19, 2017, or at any adjournments or postponements thereof.

The agenda for the 2016 Meeting is as follows:

1.	To elect or re-elect, as applicable, to the Board of Directors of the Company (the “Board” or the “Board of Directors”) Mr. Donald A. Burns, Mr. Richard Harris, Dr. Yuen Wah Sing, Mr. Gerald Vento, Mr. Don C. Bell III, Mr. Izhak Gross and Mr. Alan B. Howe to serve as directors of the Company until the next annual general meeting of shareholders and until their successors have been duly elected and qualified.

2.	To approve the Company’s Amended Compensation Policy.

3.	To approve the grant of 7,000 shares of restricted stock of the Company to Mr. Izhak Gross, subject to his election to the Board under Proposal 1.

4.	To approve the accelerated vesting of shares of restricted stock of the Company held by Mr. Yoseph Dauber, a former director of the Company.

5.	To approve a limited extension of the Employment Agreement with Mr. Gerald Vento, the Company’s President and Chief Executive Officer, from January 1, 2017 through March 9, 2017, the date the Company appointed Don C. Bell, III as President and Chief Executive Officer to replace Mr. Vento, and to approve entering into a consulting agreement with Mr. Vento effective March 10, 2017, the date immediately following his separation date.

6.	To approve the reappointment of BDO USA, LLP and BDO Ziv Haft, Certified Public Accountants (Isr) as the Company’s independent registered public auditor for the year ending December 31, 2016 and to authorize the Company’s Board of Directors, subject to the approval of the Audit Committee, to fix the compensation of the auditors in accordance with the volume and nature of their services.

7.	To transact such other business as may come properly before the 2016 Meeting or any adjournments or postponements thereof.

These matters are described more fully in the Proxy Statement previously furnished to you by the Board, which we urge you to read in its entirety. We are currently not aware of any other matters that will come before the 2016 Meeting other than the matters described herein. If any other matters are presented properly at the 2016 Meeting, the persons designated as proxies intend to vote upon such matters in accordance with their best judgment.

Only shareholders of record at the close of business on March 10, 2017 will be entitled to attend and vote at the 2016 Meeting. The Notice, accompanying Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 were first mailed to shareholders on or about March 15, 2017. These items will also be publicly filed with the SEC and made available on our website free of charge. This Supplement and the NEW enclosed proxy card are first mailed to shareholders on or about April 4, 2017 and will also be publicly filed with the SEC and made available on our website free of charge.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6.

YOUR VOTE IS VERY IMPORTANT. If you previously submitted a proxy card voting on the Company’s director nominees under Proposal 1.A, you need not take any further action to have your vote counted on the election of the Company’s directors. However, if you previously submitted a proxy card voting on Carnegie’s director nominees under Proposal 1.B, we urge you to fill out and submit the NEW enclosed proxy card today in order to submit a valid vote on the election of the Company’s directors.

If your shares are held in “street name,” that is, held for your account by a broker, bank or other nominee, you will receive instructions from the shareholder of record that you must follow in order to instruct how your shares are voted at the 2016 Meeting. If you are a shareholder of record, you may attend the 2016 Meeting and you may vote in person, whether or not you have already executed and returned your proxy card. You may revoke your proxy at any time before the 2016 Meeting by (i) timely completing and returning a later-dated proxy card, (ii) delivering a written notice of revocation to the Company’s Secretary prior to the 2016 Meeting, or (iii) attending the 2016 Meeting and voting in person. Only a shareholder’s last proxy submitted prior to the 2016 Meeting will be counted. A shareholder’s attendance at the 2016 Meeting does not automatically revoke such shareholder’s proxy, unless such shareholder votes at the 2016 Meeting or specifically requests in writing that his or her proxy be revoked.

This Proxy Statement and the enclosed NEW proxy card are first being mailed to shareholders on or about April 4, 2017.

By order of the Board of Directors,

By:	/s/ Don C. Bell, III
Don C. Bell, III
President & Chief Executive Officer

April 4, 2017

If you have any questions or need assistance voting yourproxy card, please call the firm assisting us:

Saratoga Proxy Consulting LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

magicJack shareholders call (212) 257-1311 or toll free at (888) 368-0379

Email: info@saratogaproxy.com

MAGICJACK VOCALTEC LTD.

12 Haomanut Street, 2nd Floor

Poleg Industrial Zone, Netanya 4250445, Israel

SUPPLEMENT TO THE PROXY STATEMENT

FOR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 19, 2017

The following information (this “Supplement”) supplements, amends and, to the extent inconsistent, supersedes the corresponding information in the Proxy Statement (the “Proxy Statement”) for the 2016 annual general meeting of shareholders (the “2016 Meeting”) of magicJack VocalTec Ltd. (the “Company”) to be held at the offices of the Company at 222 Lakeview Avenue, Suite 1600, West Palm Beach, Florida 33401 at 10:00 a.m. Eastern Daylight Time on April 19, 2017, dated March 15, 2017 as filed with the Securities and Exchange Commission (the “SEC”) and previously mailed to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”).

THIS SUPPLEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND SHOULD BE
READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy or in person at the 2016 Meeting. This Supplement is first being furnished to stockholders of the Company on or about April 4, 2017.

Resolution of Shareholder Nominations by Carnegie

On January 5, 2017, Paul M. Posner and Carnegie Technologies Holdings, LLC (collectively, “Carnegie”) submitted a proposal to nominate a competing slate of seven candidates for election to the Board of Directors at the 2016 Meeting. On January 18, 2017, Carnegie filed a Notice of Submission of Nominees in Accordance with Procedures Set Forth Under Applicable State or Foreign Law, or the Registrant’s Governing Documents on Schedule 14N, as amended on March 2, 2017 with the SEC submitting these nominees for inclusion in the Company’s Proxy Statement for the 2016 Meeting.

On March 30, 2017, Carnegie agreed to irrevocably withdraw its proposal to nominate a competing slate of candidates to the Board of Directors, noting the Company’s positive steps towards unlocking shareholder value and its recently announced strategic alternatives process. As a result, Proposal 1.B has been withdrawn from the agenda for the 2016 Meeting and removed from the NEW enclosed proxy card.

The Agenda and the Proxy Card have been Amended

The Company previously submitted a proposal to nominate Carnegie’s director nominees for election to the Board at the 2016 Meeting under Proposal 1.B of the Proxy Statement. As a result of Carnegie’s irrevocable withdrawal of this proposal, Proposal 1.B has been removed from the agenda for the 2016 Meeting and will not be submitted to a vote of the Company’s shareholders. Any previous votes on Proposal 1.B are now an invalid vote on the proposal to nominate directors to the Company’s Board under Proposal 1. The NEW proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement, as it reflects the elimination of the now-withdrawn Proposal 1.B from proposals submitted to a vote of our shareholders at the 2016 Meeting.

1

If you previously submitted a proxy card voting on the Company’s director nominees under Proposal 1.A, you need not take any further action to have your vote counted on the election of the Company’s directors. However, if you previously submitted a proxy card voting on Carnegie’s director nominees under Proposal 1.B, we urge you to fill out and submit the NEW enclosed proxy card today in order to submit a valid vote on the election of the Company’s directors.

Voting and Revocability of Proxies

If you previously submitted a proxy card or a voting instruction form for the 2016 Meeting, such proxy card or voting instruction will continue to be valid, except as it pertains to the now-withdrawn Proposal 1.B, and will be voted at the 2016 Meeting to the extent you were a shareholder of the Company as of the record date, March 10, 2017. Any proxy or voting instruction form may be revoked at any time prior to its exercise at the 2016 Meeting, as described in the Proxy Statement.  Only your latest dated and signed proxy card or voting instruction form will be counted.  If you have already voted on the previous white proxy card for the now-withdrawn Proposal 1B, and/or if you have already voted on Proposals 2, 3, 4, 5, or 6 and you do not submit a new proxy or voting instructions, your previously submitted proxy or voting instructions will be voted at the 2016 Meeting with respect to Proposals 2, 3, 4, 5 or 6, but will not be counted in determining the outcome of the election of the Company’s directors.

IMPORTANT!

Your vote at the 2016 Meeting is important, no matter how many or how few shares you own. If you previously submitted a proxy card voting on Proposal 1.B, we urge you to fill out the NEW enclosed proxy card today in order to submit a valid vote on the election of the Company’s Directors. Please sign and date the NEW enclosed proxy card and promptly return it in the enclosed postage-paid envelope. Only your latest dated and signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the 2016 Meeting as described in the Proxy Statement.

If you have any questions or need assistance voting your proxy card, please call the firm assisting us:

Saratoga Proxy Consulting LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

magicJack shareholders call (212) 257-1311 or toll free at (888) 368-0379

Email: info@saratogaproxy.com

2

MAGICJACK VOCALTEC LTD.

12 HAOMANUT STREET, 2ND FLOOR

POLEG INDUSTRIAL ZONE, NETANYA, 4250445 ISRAEL

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned shareholder of magicJack VocalTec Ltd. (the “Company”) hereby appoints Donald A. Burns and Don C. Bell, III, and each of them, as attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned all the ordinary shares of the Company which the undersigned is entitled to vote at the 2016 annual general meeting of shareholders of the Company (the “2016 Meeting”) to be held at the offices of the Company at 222 Lakeview Avenue, Suite 1600, West Palm Beach, Florida 33401 at 10:00 a.m. Eastern Daylight Time Wednesday, April 19, 2017, or at any adjournments or postponements thereof, upon the matters set forth on the reverse side of this Proxy, which are more fully described in the Notice of Annual General Meeting of Shareholders and the Proxy Statement relating to the 2016 Meeting.

This Proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is made, the proxy will vote “FOR” Proposals 1, 3 (only if Proposal 2 is approved), and 6. Because the approval of Proposals 2, 3 (only if Proposal 2 is not approved), 4 and 5 requires a Special Majority, if you do not confirm that you do not have a Personal Interest in such Proposals, your Proxy will not be voted on such Proposals.

IF YOU PREVIOUSLY SUBMITTED A PROXY CARD VOTING ON THE COMPANY’S DIRECTOR NOMINEES UNDER PROPOSAL 1.A, YOU NEED NOT TAKE ANY FURTHER ACTION TO HAVE YOUR VOTE COUNTED ON THE ELECTION OF THE COMPANY’S DIRECTORS. HOWEVER, IF YOU PREVIOUSLY SUBMITTED A PROXY CARD VOTING ON CARNEGIE’S DIRECTOR NOMINEES UNDER PROPOSAL 1.B, WE URGE YOU TO FILL OUT AND SUBMIT THE NEW ENCLOSED PROXY CARD TODAY IN ORDER TO SUBMIT A VALID VOTE ON THE ELECTION OF THE COMPANY’S DIRECTORS.

For each of Proposals 2, 3, 4 and 5, please confirm that you do not have a Personal Interest in such Proposal. Each of Proposals 2, 4 and 5, and Proposal 3 if Proposal 2 is not approved, requires the approval of a Special Majority of shareholders who do not have a Personal Interest in the Proposal. For the definition of “Personal Interest” and “Special Majority” please see the Proxy Statement of the Company relating to the 2016 Meeting.

Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company. Any and all proxies given by the undersigned prior to this proxy are hereby revoked.

The undersigned acknowledges receipt of the Notice of Annual General Meeting of Shareholders and Proxy Statement of the Company relating to the 2016 Meeting.

(Continued and to be signed on the reverse side)

Please mark vote as indicated in this example	X	2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF MAGICJACK VOCALTEC LTD. April 19, 2017

Please sign, date and mail your WHITE proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE
“FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6.

IF YOU PREVIOUSLY SUBMITTED A PROXY CARD VOTING ON THE COMPANY’S DIRECTOR NOMINEES UNDER PROPOSAL 1.A, YOU NEED NOT TAKE ANY FURTHER ACTION TO HAVE YOUR VOTE COUNTED ON THE ELECTION OF THE COMPANY’S DIRECTORS. HOWEVER, IF YOU PREVIOUSLY SUBMITTED A PROXY CARD VOTING ON CARNEGIE’S DIRECTOR NOMINEES UNDER PROPOSAL 1.B, WE URGE YOU TO FILL OUT AND SUBMIT THE NEW ENCLOSED PROXY CARD TODAY IN ORDER TO SUBMIT A VALID VOTE ON THE ELECTION OF THE COMPANY’S DIRECTORS.

1.	Proposal of the Board of Directors, to elect and re-elect, as applicable, the following persons recommended by the Board to serve as directors of the Company until the next annual general meeting of shareholders and until their successors have been duly elected and qualified.

		FOR	AGAINST	ABSTAIN
	Mr. Donald A. Burns	☐	☐	☐
	Mr. Richard Harris	☐	☐	☐
	Dr. Yuen Wah Sing	☐	☐	☐
	Mr. Gerald Vento	☐	☐	☐
	Mr. Don C. Bell III	☐	☐	☐
	Mr. Izhak Gross	☐	☐	☐
	Mr. Alan B. Howe	☐	☐	☐

2.	To approve the Company’s Amended Compensation Policy.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

Confirm that you are not a controlling shareholder and do not have a Personal Interest in the approval of Proposal 2 (If you do not respond, you will be considered as having a Personal Interest in this Proposal)

CONFIRM ☐

3.	To approve the grant of 7,000 shares of restricted stock of the Company to Mr. Izhak Gross, subject to his election to the Board under Proposal 1.A.	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Confirm that you are not a controlling shareholder and do not have a Personal Interest in the approval of Proposal 3 (If Proposal 2 is not approved and you do not respond, you will be considered as having a Personal Interest in this Proposal		CONFIRM ☐

4.	To approve the accelerated vesting of shares of restricted stock held by Mr. Yoseph Dauber, a former director of the Company.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	Confirm that you are not a controlling shareholder and do not have a Personal Interest in the approval of Proposal 4 (If you do not respond, you will be considered as having a Personal Interest in this Proposal)		CONFIRM ☐

5.	To approve a limited extension of the Employment Agreement with Mr. Gerald Vento, the Company’s President and Chief Executive Officer, from January 1, 2017 through March 9, 2017, the date the Company appointed Don C. Bell, III as President and Chief Executive Officer to replace Mr. Vento, and to approve entering into a consulting agreement with Mr. Vento effective March 10, 2017, the date immediately following his separation date.	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Confirm that you are not a controlling shareholder and do not have a Personal Interest in the approval of Proposal 5 (If you do not respond, you will be considered as having a Personal Interest in this Proposal)		CONFIRM ☐

6.	To approve the reappointment of BDO USA, LLP and BDO Ziv Haft, Certified Public Accountants (Isr) as the Company’s independent registered public auditor for the year ending December 31, 2016 and to authorize the Company’s Board of Directors, subject to the approval of the Audit Committee, to fix the compensation of the auditors in accordance with the volume and nature of their services.	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the 2016 Meeting or any adjournment or postponement thereof.

For address change/comments, mark here exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature ____________________ Date__________ Signature (Joint Owners)_____________ Date _________

[PLEASE SIGN AND DATE WITHIN BOX]